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                                  EXHIBIT 10(p)


List of Officers with Severance Agreements in the form of Exhibit 10(o)


Bonnie J. Brannigan, Vice President of Marketing & Planning
Larry B. Fournier, Vice President of Development
Gregory L. Heywood, Regional Vice President